UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2023

WeTrade Group Inc.
(Exact name of Company as specified in charter)

Wyoming	7374	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Room 101, Level 1 Building 8,

N0.18 Kechuang 10th Street,

Beijing Economic and Technological Development Zone

Beijing City, People Republic of China 100020

+86-135-011-76409

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WETG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2023, the Majority Shareholders acknowledged that Grace Li, Biming Guo, Yuxing Ye, and Ning Qin (each, a “Former Director” and collectively, the “Former Directors”) have already resigned from the Board of the WeTrade Group Inc. (the “Company”), but for the avoidance of doubt, the Majority Shareholders removed each Former Director. None of the resignations of the Former Directors resulted from disagreements with the Company on any matter relating to its operations, policies, or procedures.

On the same date, the Majority Shareholders elected Mr. Zheng Dai as the Chairman of the Board and Mr. Xianzhi Liu as a director of the Board of the Company, effective September 22, 2023. The Board of the Company hereby consists of the following members: Mr. Zheng Dai, Mr. Daxue Li and Mr. Xianzhi Liu.

Furthermore, on September 22, 2023, the Board of the Company appointed Ms. Lina Jiang as the Chief Executive Officer of the Company, and Ms. Xiaodong An as the Interim Chief Financial Officer of the Company.

The biographical information of Mr. Zheng Dai, Mr. Xianzhi Liu, Ms. Lina Jiang, and Ms. Xiaodong An are provided below:

Mr. Zheng Dai, 48, is the founder of the Company, co-founder of Qunar.com, and has achieved significant recognition in the field of internet marketing. In 2017, Mr. Zheng Dai and Mr. Pijun Liu jointly founded the Yuetao APP. In 2019, Mr. Dai founded the Company and served as the chairman until his resignation on December 21, 2022. In 2022, the Company was listed on the Nasdaq under the ticker symbol “WETG”. Mr. Dai is the Vice Secretary General of the Leisure and Vacation Branch of the China Tourism Association, member of the National Leisure Standardization Technical Committee, member of the China Brand Managers Association, member of the expert group of “Success Marketing” media group, researcher at the Jinghua Financial Think Tank, and 2012 China Mobile Internet M100 influencer. In 2017, he was one of the top ten emerging tourism figures in China. Previously, he served as a visiting professor for the MBA program at Nankai University, as well as an entrepreneurial mentor at Beijing University of Posts and Telecommunications and Beijing Institute of Fashion. He was also the Vice Chairman of the Internet Education Work Committee of the China Internet Association. Mr. Dai has a strong personal interest in hiking and mountaineering, and his footprints are found on the fourteen peaks over 8000 meters in the world. He led a team to devote themselves to the education industry in Tibetan areas. He graduated from Fuzhou University in 1998, majoring in Finance and Economics.

Mr. Xianzhi Liu, 26, graduated from Central North University in 2020 and later received a master’s degree from University of Leeds in 2022. From May 2020 to September 2020, he worked as a live streaming operator in the JD Retail Home Appliances Business Unit, mainly responsible for live streaming operations. From October 2020 to May 2021, he worked in the Human Resources Department of Beijing Qixing Campsite Education Consulting Co., Ltd., conducting in-depth research on the service industry and accumulating professional experience in the service industry. He was responsible for campus promotion and recruitment, accumulating resources in universities in Beijing.

Ms. Lina Jiang, 46, has over 20 years of work experience and has held core management positions at various companies. During her tenure, she has worked in human resources management, operations management, and more. From 2001 and 2018, Ms. Lina Jiang was involved in the education industry and served as the chairwoman of Qizhi Education. Her practical experience in the education industry has provided her with a solid professional foundation and professional thinking in the service industry. From 2018 to 2023, Ms. Lina Jiang served as the General Manager of Yuetao APP, overseeing overall revenue operation, personnel management, core strategic decisions, and the overall marketing strategy plan of the company. She graduated from Northeast Normal University in 2001 and later pursued a master’s degree from New Western University in the United States.

Ms. Xiaodong An, 36, has served in financial management roles for multiple companies and possesses professional knowledge and practical skills in the financial industry. Since July 2022, Ms. Xiaodong An has served as the Financial Director of the Company. From May 2010 to March 2022, Ms. Xiaodong An served as the accounting supervisor and general ledger accountant for Zhou Zhouyi (Beijing) Enterprise Management Co., Ltd., Beijing Jizhili Science and Trade Co., Ltd., Liaoning Senpu Industrial Co., Ltd., and Shenyang Mars Financial and Tax Service Co., Ltd. Through continuous work accumulation, Ms. Xiaodong An has been involved in various financial tasks, such as taxation and accounting. She has obtained the intermediate accounting title in China. She graduated from Shenyang University of Chemical Technology with a major in Accounting.

No family relationships exist among any of the new directors or executive officers and any other directors or executive officers of the Company. There are no related party transactions between the Company and any of its new directors or executive officers that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On September 28, the Company issued a press release announcing the change of Board of Directors and senior management. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated September 28, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WeTrade Group Inc.

By:	/s/ Lina Jiang
Name:	Lina Jiang
Title:	Chief Executive Officer

Dated: September 28, 2023

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